THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2024

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
VARIABLE UNIVERSAL LIFE PLUS

This Supplement updates certain information in the most recent prospectus, initial summary prospectus and updating summary prospectus, as applicable, for the above-referenced variable life policy and any supplements to the prospectus, initial summary prospectus and updating prospectus (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged and the terms and section headings used in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectuses or supplements without charge upon request. Please retain this Supplement for future reference.

Sub-Adviser Change for Mid Cap Growth Stock Portfolio
Effective October 28, 2024, J.P. Morgan Investment Management, Inc. has replaced Wellington Management Company LLP as the sub-adviser for the Mid Cap Growth Stock Portfolio. Please note that with respect to this change, some systems and forms may temporarily reference the previous sub-adviser for this Portfolio.
In light of these changes, in APPENDIX A—Portfolios Available under Your Contract, the following rows in the table are amended to contain the following information.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 year
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.54%[1]	14.96%	10.00%	7.05%

Update to Periodic Charges (Other than Portfolio Operating Expenses)
Effective January 1, 2025, in all states/jurisdictions other than the states of California, New York, and Texas, under “Fee and Expense Tables” section, in the table titled “Periodic Charges (Other than Portfolio Operating Expenses),” under the sub-header row titled “Administrative Charge” the “Current Charge” for the Maximum Charge, Minimum Charge, and Charge for Insured Age 35, Male, Premier Non-Tobacco underwriting classification, are amended to reflect the following changes. These changes will become effective on or about March 1, 2025, in the states/jurisdictions of California, New York, and Texas.
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Administrative Charge	Monthly, on each Monthly Processing Date
Maximum Charge[7]		$33 (monthly)	$16 (monthly)
Minimum Charge[8]		$16 (monthly)	$7 (monthly)
Charge for Insured Age 35, Male, Premier Non- Tobacco underwriting classification		$19 (monthly)	$9 (monthly)
This Supplement is dated October 28, 2024.